Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.	Form OPR-1A
CASE NO.: 05-80059

COMPARATIVE BALANCE SHEET

ASSETS

	Filing Date	1/31/05	2/28/05	3/31/05	4/30/05	5/31/05	6/30/05
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	17,002	2,657
Marketable securities	2,785,516	2,797,982
Prepaid expense & deposits	60,000	60,000

TOTAL CURRENT ASSETS	2,862,518	2,860,639	0	0	0	0	0

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)
Investment in AIC	8,753,000	8,753,000
Contingent claims	21,500,000	21,500,000

TOTAL OTHER ASSETS	30,253,000	30,253,000	0	0	0	0	0

TOTAL ASSETS	33,115,518	33,113,639	0	0	0	0	0

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 7 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted: 2-14-05	Signed: /s/ Gary N. Thompson	Printed Name of Signatory: Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.	Form OPR-1B
CASE NO.: 05-80059

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	Filing Date	1/31/05	2/28/05	3/31/05	4/30/05	5/31/05	6/30/05
LIABILITIES:
Post-Petition debt (Sched. C)	0	0

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054
Unsecured debt	116,110,260	116,110,260

TOTAL LIABILITIES	138,156,314	138,156,314	0	0	0	0	0

SHAREHOLDERS EQUITY:
Preferred stock	0	0
Common stock	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)
After filing date	0	(1,879)

TOTAL SHAREHOLDERS EQUITY	(105,040,796)	(105,042,675)	0	0	0	0	0

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	33,115,518	33,113,639	0	0	0	0	0

CASE NAME: Acceptance Insurance Companies Inc.	Form OPR-2
CASE NO.: 05-80059

STATEMENT OF INCOME

	1/31/05	2/28/05	3/31/05	4/30/05	5/31/05	6/30/05
REVENUE:
Net investment income	3,190
Net realized gain	0
Other	434

OPERATING EXPENSES:
Salaries and benefits	(5,187)
Filing fees and expenses	(317)

NET OPERATING INCOME/LOSS	(1,879)

OTHER INCOME (EXPENSE):
Interest expense	0
Equity in earnings of AIC	0

TOTAL OTHER INCOME (EXPENSE)	0

NET INCOME (LOSS)	(1,879)

CASE NAME: Acceptance Insurance Companies Inc.	Form OPR-3
CASE NO.: 05-80059

SOURCES AND USE OF CASH

	1/31/05	2/28/05	3/31/05	4/30/05	5/31/05	6/30/05
CASH DIFFERENCE:
Current ending cash balance	2,657
Less ending prior month balance	(17,002)

NET CASH INCREASE (DECREASE)	(14,345)

SOURCES OF CASH:
Net income (loss)	(1,879)
Decrease in:
Receivables	0
Marketable securities	0
Increase in:
Post-petition debt	0
Pre-petition debt	0

TOTAL SOURCES OF CASH	(1,879)

USES OF CASH:
Increase in:
Receivables	0
Marketable securities	(12,466)
Decrease in:
Post-petition debt	0
Pre-petition debt	0

TOTAL USES OF CASH	(12,466)

NET CASH INCREASE (DECREASE)	(14,345)

CASE NAME: Acceptance Insurance Companies Inc.	SCHEDULE C
CASE NO.: 05-80059

SCHEDULE OF POST PETITION DEBT

	1/31/05	2/28/05	3/31/05	4/30/05	5/31/05	6/30/05
TRADE ACCOUNTS PAYABLE	0

TAXES PAYABLE	0

TOTAL POST PETITION DEBT	0

			Account Detail

Beginning Balance	$12,903.23	Items Enclosed	1
Total Deposits	$26,789,592.70
Total Withdrawals	$26,799,838.72
Ending Balance	$2,657.21

Account Activity

✓	Date	Post Date	Description	Deposits	Withdrawals	Daily Balance
			Beginning Balance			12,903.23
☐	01/03	01/03	Investment Credit	334.81		13,238.04
☐	01/03	01/03	Investment Credit	2,435,000.00		2,448,238.04
☐	01/03	01/03	Investment Debit		2,435,000.00	13,238.04
☐	01/04	01/04	Investment Credit	111.60		13,349.64
☐	01/04	01/04	Investment Credit	2,435,000.00		2,448,349.64
☐	01/04	01/04	Online Transfer		272,136.81	2,176,212.83
☐	01/04	01/04	Wire Transfer Withdrawal		452.10	2,175,760.73
☐	01/04	01/04	Investment Debit		2,165,000.00	10,760.73
☐	01/05	01/05	Investment Credit	99.23		10,859.96
☐	01/05	01/05	Investment Credit	2,165,000.00		2,175,859.96
☐	01/05	01/05	Wire Transfer Withdrawal		98.13	2,175,761.83
☐	01/05	01/05	Investment Debit		2,165,000.00	10,761.83
☐	01/06	01/06	Investment Credit	99.23		10,861.06
☐	01/06	01/06	Investment Credit	2,165,000.00		2,175,861.06
☐	01/06	01/06	Online Transfer		1,279.08	2,174,581.98
☐	01/06	01/06	Wire Transfer Withdrawal		10,292.41	2,164,289.57
☐	01/27	01/27	Investment Debit		299,982.50	3,164.89
☐	01/28	01/28	Investment Credit	1,103.47		4,268.36
☐	01/28	01/28	Investment Credit	300,000.00		304,268.36
☐	01/28	01/28	Investment Debit		299,946.75	4,321.61
☐	01/28	01/28	Intrabank Transfer		3,390.86	930.75
☐	01/31	01/31	Investment Credit	300,000.00		300,930.75
☐	01/31	01/31	Check #26980		292.00	300,638.75
☐	01/31	01/31	Investment Debit		297,981.54	2,657.21

Balancing Checklist     ✓

✓	Check #	Date	Amount	✓	Check #	Date	Amount	✓	Check #	Date	Amount
☐	26980	01/31	292.00

Balance per bank 2,657.21